PRELIMINARY PROXY CARD

                        P R O X Y

               BIOCONTROL TECHNOLOGY, INC.

     300  Indian  Springs Road, Indiana,  Pennsylvania  15701

   Proxy  for  Annual  Meeting of  Shareholders  on December 30, 1998

    This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints David E. Staudenmaier as proxy with the power to appoint his substitute and hereby authorizes him to represent and to vote all shares of Common Stock of Biocontrol Technology, Inc., a Pennsylvania corporation (the `Company') which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company
(the `Annual Meeting') to be held on December 30, 1998, commencing at 9:00 a.m., local time, at the Holiday Inn, Indiana Pennsylvania, 15701 or any adjournment or postponement therof, as designated on the reverse side of this proxy card.


               PLEASE DATE AND SIGN ON REVERSE SIDE


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PRELIMINARY PROXY CARD
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH PROPOSALS.


1. Approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 900,000,000.

          FOR            AGAINST             ABSTAIN

2.   The election of directors to serve until the next Annual Meeting:

     Nominees:     David L. Purdy           Anthony J. Feola
                   Fred E. Cooper           Stan Cottrell
                   Glenn Keeling            Paul W. Stagg


          FOR            AGAINST         (INSTRUCTIONS: To withhold all
 all nominees listed                      nominees listed authority to
    to the right                          vote for any nominee, draw a line
  (except as marked                       through such nominee's name.)
   to the contrary)


3. In his descretion upon the transaction of other business as may properly come before the Annual Meeting.

          FOR            AGAINST             ABSTAIN

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.


[Shareholder Name                  THIS PROXY, WHEN PROPERLY EXECUTED WILL BE
 Address]                          VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                   UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
                                   IS GIVEN, THIS PROXY WILL BE VOTED `FOR'
                                   PROPOSALS 1 AND 2, and the AUTHORITY PROVIDED
                                   BY ITEM 3 WILL BE DEEMED GRANTED.


DATED________________________________

     ________________________________       (Signature)

     ________________________________       (Signature)


Note:     Please sign exactly as name or names appear hereon.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership name by authorized partner.